SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2003

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21700 Barton Road
Colton, California	92324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.4	Text of press release, dated May 12, 2003, entitled “Stater Bros. Holdings Announces Record Sales - Second Quarter Results Released”.

Item 9. REGULATION FD DISCLOSURE

The following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosures.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

On May 12, 2003, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Announces Record Sales — Second Quarter Results Released”. A copy of this press release is attached hereto and incorporate by reference as exhibit 99.4.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith

	By:	Phillip J. Smith
Senior Vice President and Chief Financial Officer

Date: May 13, 2003

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.4	Text of press release, dated May 12, 2003, entitled “Stater Bros. Holdings Announces Record Sales — Second Quarter Results Released”